                                                                  EXHIBIT 10.43











                               SECURITY AGREEMENT

                           DATED AS OF JANUARY 1, 2001

                                     between



                         BRIGHTPOINT NORTH AMERICA L.P.



                                       AND



                     BANK ONE, INDIANA, NATIONAL ASSOCIATION
                             AS ADMINISTRATIVE AGENT
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                                                               TABLE OF CONTENTS


SECTION 1.        Defined Terms...................................................................................1

SECTION 2.        Grant of Security...............................................................................2

SECTION 3.        Authorization...................................................................................4

SECTION 4.        Grantor Remains Liable..........................................................................4

SECTION 5.        Representations and Warranties..................................................................5

SECTION 6.        Perfection and Maintenance of Security Interests and Liens......................................6

SECTION 7.        Financing Statements............................................................................7

SECTION 8.        Filing Costs....................................................................................7

SECTION 9.        Schedule of Collateral..........................................................................7

SECTION 10.       Equipment and Inventory.........................................................................7

SECTION 11.       Accounts........................................................................................8

SECTION 12.       Report of Third Party Locations; Leased Real Property...........................................8

SECTION 13.       General Covenants...............................................................................9

SECTION 14.       The Administrative Agent Appointed Attorney-in-Fact.............................................9

SECTION 15.       The Administrative Agent May Perform...........................................................10

SECTION 16.       The Administrative Agent's Duties..............................................................10

SECTION 17.       Remedies.......................................................................................11

SECTION 18.       Exercise of Remedies...........................................................................12

SECTION 19.       License........................................................................................12

SECTION 20.       Injunctive Relief..............................................................................12

SECTION 21.       Interpretation and Inconsistencies; Merger.....................................................12

SECTION 22.       Expenses.......................................................................................13

SECTION 23.       Amendments, Etc................................................................................13
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
SECTION 24.       Notices........................................................................................13

SECTION 25.       Continuing Security Interest; Termination......................................................13

SECTION 26.       Severability; No Strict Construction...........................................................14

SECTION 27.       GOVERNING LAW..................................................................................14

SECTION 28.       CONSENT TO JURISDICTION SERVICE OF PROCESS; JURY TRIAL.........................................14

SECTION 29.       Direct and Primary Security....................................................................16
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                               SECURITY AGREEMENT


                  This SECURITY AGREEMENT ("Agreement"), dated as of January 1, 2001, is made by BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership (together with its successors and assigns, including a debtor-in-possession on behalf of Brightpoint North America L.P., "Grantor"), in favor of BANK ONE, INDIANA, NATIONAL ASSOCIATION (the "Administrative Agent") for its benefit and for the benefit of the "Holders of Secured Obligations" (as defined below) who are, or may hereafter become, parties to the Credit Agreement referred to below.

                              PRELIMINARY STATEMENT

                  WHEREAS, Brightpoint, Inc. ("Brightpoint"), a Delaware corporation, has entered into a certain Second Amended and Restated Multicurrency Credit Agreement, dated as of July 27, 1999, among Brightpoint, Brightpoint International Ltd. ("BIL"), the borrowing subsidiaries from time to time parties thereto (Brightpoint, BIL and such borrowing subsidiaries being referred to herein collectively as the "Borrower"), the guarantors from time to time parties thereto, the institutions from time to time parties thereto as lenders (the "Lenders"), and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), providing for the making of loans, advances and other financial accommodations (including, without limitation, issuing letters of credit) (all such loans, advances and other financial accommodations being hereinafter referred to collectively as the "Loans") to or for the benefit of Grantor and the other borrowers thereunder. It is a condition precedent to the making of the Loans under the Credit Agreement that Grantor shall have granted the security interest contemplated by this Agreement;

                  WHEREAS, Grantor is a wholly owned subsidiary of Brightpoint and benefits directly from the loans and other financial accommodations made to the Borrowers under the Credit Agreement;

                  WHEREAS, Grantor guarantees (its "Guaranty") the full and timely payment of the obligations of the Borrowers under the Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and the plural forms of the terms defined):

                  "Agreement" shall mean this Security Agreement, as the same may from time to time be amended, restated, modified or supplemented, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

                  "Collateral" shall mean all property and rights in property now owned or hereafter at any time acquired by Grantor in or upon which a Lien is granted in favor of the Administrative Agent by Grantor under this Agreement, including, without limitation, the property described in Section 2.

                  "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Administrative Agent's and the Holders of Secured Obligations' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                  SECTION 2. Grant of Security. To secure the prompt and complete payment, observance and performance of all of the Secured Obligations and the Grantor's obligations under its Guaranty, Grantor hereby assigns and pledges to the Administrative Agent, for the benefit of itself and the Holders of Secured Obligations, and hereby grants to the Administrative Agent, for the benefit of itself and the Holders of Secured Obligations, a security interest in all of Grantor's right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located in the United States:

                  ACCOUNTS: All "accounts" as such term is defined in Section 9-106 of the UCC, whether now owned or hereafter acquired or arising; Grantor intends that the term "accounts", as used herein, be construed in its broadest sense, and such term shall include, without limitation, all present and future accounts, accounts receivable and other rights of Grantor to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether now existing or hereafter arising and wherever arising, and whether or not they have been earned by performance (collectively, "Accounts");

                  INVENTORY: All "inventory" as defined in Section 9-109(4) of the UCC, whether now owned or hereafter acquired or arising; Grantor intends that the term "inventory", as used herein, be construed in its broadest sense, and such term shall include, without limitation, all goods now owned or hereafter acquired by Grantor (wherever located, whether in the possession of Grantor or of a bailee or other person for sale, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials, or consigned, returned or repossessed goods) which are held for sale or lease, which are to be furnished (or have been furnished) under any contract of service or which are raw materials, work in process or materials used or consumed in Grantor's business (collectively, "Inventory");

                  EQUIPMENT: All "equipment" as such term is defined in Section 9-109(2) of the UCC, whether now owned or hereafter acquired or arising; Grantor intends that the term "equipment", as used herein, be construed in its broadest sense, and such term shall include, without limitation, all machinery, all manufacturing, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, vehicles, vessels, trucks, buses, motor vehicles and all other goods of every type and description (other than Inventory), in each instance whether now owned or hereafter acquired by Grantor and wherever located (collectively, "Equipment");

                  GENERAL INTANGIBLES: All "general intangibles" as defined in
Section 9-106 of the UCC, whether now owned or hereafter acquired or arising; Grantor intends that the term "general intangibles", as used herein, be construed in its broadest sense, and such term shall include, without limitation, all rights, interests, choses in action, causes of actions, claims and all other intangible property of Grantor of every kind and nature (other than Accounts), in each instance whether now owned or hereafter acquired by Grantor and however and whenever arising, including, without limitation, all corporate and other business records; all loans, royalties, and other obligations receivable; customer lists, credit files, correspondence, and advertising materials; firm sale orders, other contracts and contract rights; all interests in partnerships and joint ventures; all tax refunds and tax refund claims; all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to real or personal property; all payments due or made to Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any person or governmental authority; all deposit accounts (general or special) with any bank or other financial institution, including, without limitation, any deposits or other sums at any time credited by or due to Grantor from any of the Holders of Secured Obligations or any of their respective Affiliates with the same rights therein as if the deposits or other sums were credited by or due from such Holder of Secured Obligations; all credits with and other claims against carriers and shippers; all rights to indemnification; all patents, and patent applications (including all reissues, divisions, continuations and extensions); all service marks and service mark applications; all trade secrets and inventions; all copyrights and copyright applications (including all computer software and related documentation); all rights and interests in and to trademarks, trademark registrations and applications therefor, trade names, corporate names, brand names, slogans, all goodwill associated with the foregoing; all license agreements and franchise agreements, all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interest in trusts; all proceeds of insurance of which Grantor is beneficiary; and all letters of credit, guaranties, liens, security interests and other security held by or granted to Grantor; and all other intangible property, whether or not similar to the foregoing;

                  LAB PROCESSING AND ENGINEERING INFORMATION: All rights and interests in and to processes, lab journals, and notebooks, data, trade secrets, know-how, product formulae and information, manufacturing, engineering and other drawings and manuals, technology, blueprints, research and development reports, agency agreements, technical information, technical assistance, engineering data, design and engineering specifications, and similar materials recording or evidencing expertise used in or employed by Grantor (including any license for the foregoing);

                  CONTRACT RIGHTS: All rights and interests in and to any pending or executory contracts, requests for quotations, invitations for bid, agreements, leases and arrangements of which Grantor is a party to or in which Grantor has an interest;

                  CHATTEL PAPER, INSTRUMENTS AND DOCUMENTS: All chattel paper, leases, all instruments, including, without limitation, the notes and debt instruments described in Schedule 1 (the "Pledged Debt") and all payments thereunder and instruments and other property from time to time delivered in respect thereof or in exchange therefor, and all bills of sale, bills of lading, warehouse receipts and other documents of title, in each instance whether now owned or hereafter acquired by Grantor;

                  INTEREST AND CURRENCY CONTRACTS: Any and all interest rate or currency exchange agreements or derivative agreements, including without limitation, cap, collar, floor, forward or similar agreements or other rate protection arrangements; and

                  OTHER PROPERTY: All personal property or interests in personal property now owned or hereafter acquired by Grantor which now may be owned or hereafter may come into the possession, custody or control of the Administrative Agent or any of the Holders of Secured Obligations or any agent or Affiliate of any of them in anyway and for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise); and all rights and interests of Grantor, now existing or hereafter arising and however and wherever arising, in respect of any and all (i) notes, drafts, letters of credit, stocks, bonds, and debt and equity securities, whether or not certificated, investment property (as defined in Section 9-115(l)(f) of the UCC) and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; provided, however this clause (i) shall not include Capital Stock of a Subsidiary of the Grantor; (ii) money; (iii) proceeds of loans, including, without limitation, loans made under the Credit Agreement; and (iv) insurance proceeds and books and records relating to any of the property covered by this Agreement; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof.

                  SECTION 3. Authorization. Grantor hereby authorizes the Administrative Agent to retain and each Holder of Secured Obligations, and each Affiliate of the Administrative Agent and of each Holder of Secured Obligations, to pay or deliver to the Administrative Agent, for the benefit of the Holders of Secured Obligations, without any necessity on any Holder of Secured Obligation's part to resort to other security or sources of reimbursement for the Secured Obligations, at any time following the occurrence and during the continuance of any Default, and without further notice to Grantor (such notice being expressly waived), any of the deposits referred to in Section 2 (whether general or special, time or demand, provisional or final) or other sums or property held by such Person, for application against any portion of the Secured Obligations, irrespective of whether any demand has been made or whether such portion of the Secured Obligations is mature. The Administrative Agent will promptly notify Grantor of the Administrative Agent's receipt of such funds or other property for application against the Secured Obligations, but failure to do so will not affect the validity or enforceability thereof. The Administrative Agent may give notice of the above grant of security interest and assignment of the aforesaid deposits and other sums, and authorization, to, and make any suitable arrangements with, any such Holder of Secured Obligations for effectuation thereof, and Grantor hereby irrevocably appoints the Administrative Agent as its attorney to collect, following the occurrence and during the continuance of a Default, any and all such deposits or other sums to the extent any such payment is not made to the Administrative Agent by such Holder of Secured Obligations or Affiliate thereof

                  SECTION 4. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) Grantor shall remain solely liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations

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
thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Administrative Agent nor the Holders of Secured Obligations shall have any responsibility, obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or the Holders of Secured Obligations be required or obligated, in any manner, to
(i) perform or fulfill any of the obligations or duties of Grantor thereunder,
(ii) make any payment, or make any inquiry as to the nature or sufficiency of any payment received by Grantor or the sufficiency of any performance by any party under any such contract or agreement or (iii) present or file any claim, or take any action to collect or enforce any claim for payment assigned hereunder.

                  SECTION 5. Representations and Warranties. Grantor represents and warrants, as of the date of this Agreement and as of each date hereafter (except for changes permitted or contemplated by this Agreement) until termination of this Agreement pursuant to Section 25:

                  (a) The correct corporate name of Grantor is set forth in the first paragraph of this Agreement and the Grantor's Federal tax identification number is 35-2121001. The locations listed on Schedule 2 constitute all locations at which Inventory and/or Equipment is located and Grantor has exclusive possession and control of such Equipment and Inventory, except for such Inventory and Equipment which is (i) temporarily in transit between such locations, or (ii) temporarily stored with third parties or held by third parties for processing, storage, engineering, evaluation or repairs, the proper corporate names of which third parties, the location of such Inventory and/or Equipment, the nature of the relationship between Grantor and such third parties, and the maximum value of Inventory and/or Equipment at such third parties are set forth in Schedule 2-A. Schedules 2 and 2A may be amended to reflect (1) additional locations acquired or utilized in connection with Permitted Acquisitions or (2) new arrangements with third parties for storage, bailment or consignment provided in each case the Grantor is in full compliance with Sections 6 and 10 below in connection with such locations. The chief place of business and chief executive office of Grantor are located at 501 Airtech Parkway, Plainfield, Indiana 46168. All records concerning any Accounts and all originals of all chattel paper which evidence any Account are located at the addresses listed on Schedule 2 and none of the Accounts is evidenced by a promissory note or other instrument except for such notes and other instruments delivered to the Administrative Agent.

                  (b) Grantor is the legal and beneficial owner of the Collateral free and clear of all Liens except for Liens permitted by Section 6.3(C) of the Credit Agreement. Grantor currently conducts business under the name Brightpoint North America L.P., and, in certain areas and for certain operations, the additional trade names listed on Schedule 3. The Grantor uses no trade names or fictitious names, except as set forth on Schedule 3.

                  (c) This Agreement creates in favor of the Administrative Agent a legal, valid and enforceable security interest in the Collateral. When financing statements have been filed against Grantor in the offices fisted on
Schedule 2-B, the Administrative Agent will have a fully perfected first priority lien on, and security interest in, the Collateral in which a security interest may be perfected by such filing, subject only to Liens permitted by
Section 6.3(C) of the Credit Agreement.

                  (d) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority that has not already been taken or made and is in full force and effect is required (i) for the grant by Grantor of the security interest in the Collateral granted hereby; (ii) for the execution, delivery or performance of this Agreement by Grantor; or (iii) for the exercise by the Administrative Agent of any of its rights or remedies hereunder.

                  (e) The Pledged Debt issued by any Affiliate of Grantor, and to the best of Grantor's knowledge, all other Pledged Debt, has been duly authorized, issued and delivered, and is the legal, valid, binding and enforceable obligation of the respective issuer thereof

                  SECTION 6. Perfection and Maintenance of Security Interests and Liens. Grantor agrees that until all of the Obligations (other than contingent indemnity Obligations) have been fully satisfied and the Credit Agreement has been terminated, the Administrative Agent's security interests in and Liens on and against the Collateral and all proceeds and products thereof shall continue in full force and effect. Grantor shall perform any and all steps reasonably requested by the Administrative Agent to perfect, maintain and protect the Administrative Agent's security interests in and Liens on and against the Collateral granted or purported to be granted hereby or to enable the Administrative Agent to exercise its rights and remedies hereunder with respect to any Collateral, including, without limitation:

                    (i) executing and filing financing or continuation statements, or amendments thereof, in form and substance reasonably satisfactory to the Administrative Agent;

                    (ii) delivering to the Administrative Agent all certificates, notes and other instruments (including, without limitation, all letters of credit on which Grantor is named as a beneficiary) representing or evidencing Collateral, which certificates, notes and other instruments have been duly endorsed or are accompanied by duly executed instruments of transfer or assignment, including, but not limited to, note powers, all in form and substance satisfactory to the Administrative Agent;

                    (iii) at the reasonable direction of Required Lenders, delivering to the Administrative Agent warehouse receipts covering that portion of the Collateral, if any, located in warehouses and for which warehouse receipts are issued;

                    (iv) after the occurrence and during the continuance of a Default, transferring Inventory and Equipment to warehouses designated by the Administrative Agent or taking such other steps as are deemed necessary by the Administrative Agent to maintain the Administrative Agent's control of the Inventory and Equipment;

                    (v) marking conspicuously each instrument and chattel paper with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, contract, chattel paper, or Collateral is subject to the security interest granted hereby;

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
                  (vi) obtaining waivers of Liens and access agreements in substantially the form of Exhibit A hereto (or such other form as may be agreed to by the Administrative Agent) from landlords with respect to Grantor's leased premises as of the Closing Date and with respect to all leases entered into by the Grantor after the Closing Date;

                  (vii) obtaining waivers of Liens and access agreements in substantially the form of Exhibit B (or such other form as may be agreed to by the Administrative Agent) from bailees, consignees and warehousemen with respect to any of the Inventory held by any bailee or consignee or stored in warehouse facilities, together with executed financing statements naming any such bailee/consignee, as debtor, Grantor as secured party, and the Administrative Agent as assignee of the secured party; and

                  (viii) executing and delivering all further instruments and documents, and taking all further action, as the Administrative Agent may reasonably request.


                  SECTION 7. Financing Statements. To the extent permitted by applicable law, Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements and amendments thereto, disclosing the security interest granted to the Administrative Agent under this Agreement without Grantor's signature appearing thereon, and the Administrative Agent agrees to notify Grantor when such. a filing has been made. Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Inventory or Equipment is in the possession or control of any warehouseman or Grantor's agents or processors, Grantor shall, upon the Administrative Agent's request, notify such warehouseman, agent or processor of the Administrative Agent's security interest in such Inventory and Equipment and, upon the Administrative Agent's request, instruct them to hold all such Inventory or Equipment for the Administrative Agent's account and subject to the Administrative Agent's instructions.

                  SECTION 8. Filing Costs. Grantor shall pay the costs of, or incidental to, all recordings or filings of all financing statements, including, without limitation, any filing expenses incurred by the Administrative Agent pursuant to Section 7.

                  SECTION 9. Schedule of Collateral. Grantor shall furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

                  SECTION 10. Equipment and Inventory. Grantor covenants and agrees with the Administrative Agent that from the date of this Agreement and until termination of this Agreement pursuant to Section 25, Grantor shall:

                  (a) Keep the Equipment and Inventory.(other than Equipment or Inventory sold or disposed of as permitted by the Credit Agreement) at the places specified in Section 5(a), except for Equipment and Inventory temporarily in transit between such locations, and deliver

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
written notice to the Administrative Agent at least thirty (30) days prior to establishing any other location at which or third party with which it reasonably expects to maintain Inventory and/or Equipment in which location or with which third party all action required by this Agreement shall have been taken with respect to all such Equipment and Inventory;

                  (b) Maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment, and make or cause to be made all appropriate repairs, renewals and replacements thereof, as quickly as practicable after the occurrence of any loss or damage thereto which are necessary or desirable to such end; and

                  (c) Comply with the terms of the Credit Agreement with respect to such Equipment and Inventory, including, without limitation, the maintenance and insurance provisions set forth in Section 6.2 of the Credit Agreement.

                  SECTION 11. Accounts. Grantor covenants and agrees with the Administrative Agent that from and after the date of this Agreement and until termination of this Agreement pursuant to Section 25, Grantor shall:

                  (a) Keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts at its address set forth below the Grantor's signature on the Credit Agreement, and keep the offices where it keeps all originals of all chattel paper which evidence Accounts at the locations therefor specified in Section 5(a) or, upon thirty (30) days' prior written notice to the Administrative Agent, at such other locations within the United States in a jurisdiction where all actions required by Section 6 shall have been taken with respect to the Accounts. Grantor will hold and preserve such records (in accordance with Grantor's usual document retention practices) and chattel paper and will permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper; and

                  (b) In any suit, proceeding or action brought by the Administrative Agent under any Account comprising part of the Collateral, Grantor will save, indemnify and keep each of the Holders of Secured Obligations harmless from and against all expenses, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Grantor of any obligation or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Holder of Secured Obligations from Grantor, and all such obligations of Grantor shall be and shall remain enforceable against and only against Grantor and shall not be enforceable against any of the Holders of Secured Obligations.

                  SECTION 12. Report of Third Party Locations; Leased Real Property. Grantor covenants and agrees with the Administrative Agent that from and after the date of this Agreement and until termination of this Agreement pursuant to Section 25, that:

                  (a) Promptly following, but not later than ninety (90) days after, the close of each fiscal year Grantor will furnish to the Administrative Agent a report certified to be true and correct by Grantor containing a list of each of the Grantor's leased premises or premises where

Inventory is or may be stored with bailees, consignees or a warehouseman; the name or names of all owners of such premises; rentals or other fees being paid; and whether Grantor has obtained waivers of Liens and access agreements from the appropriate Person with respect to such Collateral at such premises in accordance with Section 6; and

                  (b) Grantor agrees that, from and after the occurrence of a Default, the Administrative Agent may, but need not, make any payment or perform any act hereinbefore required of Grantor with respect to the Grantor's leased premises in any form and manner deemed expedient. All money paid for any of the purposes herein authorized and all other moneys advanced by the Administrative Agent to protect the lien hereof shall be additional Secured Obligations secured hereby and shall become immediately due and payable without notice and shall bear interest thereon at the default interest rate applicable to Base Rate Loans as provided in Section 2.11 of the Credit Agreement until paid to the Administrative Agent in full.

                  (c) Grantor agrees that it will not amend any lease in a manner that materially and adversely affects the interests of the Holders of Secured Obligations without the Administrative Agent's prior written consent.

                  SECTION 13. General Covenants. Grantor covenants and agrees with the Administrative Agent that from and after the date of this Agreement and until termination of this Agreement pursuant to Section 25, Grantor shall:

                  (a) Keep and maintain at Grantor's own cost and expense satisfactory and complete records of Grantor's Collateral in a manner consistent with Grantor's current business practice, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral. Grantor shall, for the Administrative Agent's further security, deliver and turn over to the Administrative Agent or Administrative Agent's designated representatives at any time following the occurrence and during the continuation of a Default, copies of any such books and records (including, without limitation, any and all computer tapes, programs and source and object codes relating to such Collateral in which Grantor has an interest or any part or parts thereof); and

                  (b) Grantor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on such Collateral other than Liens permitted under Section 6.3(C) of the Credit Agreement, and will defend the right, title and interest of the Administrative Agent in and to Grantor's rights to such Collateral, including, without limitation, the proceeds and products thereof, against the claims and demands of all Persons whatsoever.

                  SECTION 14. The Administrative Agent Appointed Attorney-in-Fact. Grantor hereby irrevocably appoints the Administrative Agent as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (a) following the occurrence and during the continuance of a Default, to:

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
                  (i) obtain and adjust insurance required to be paid to the Administrative Agent or any Holders of Secured Obligations pursuant to the Credit Agreement;

                  (ii) ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (iii) receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) or
     (ii) above; and

                  (iv) file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral, or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral;

and (b) at any time, to:

                  (i) obtain access to records maintained for Grantor by computer services companies and other service companies or bureaus;

                  (ii) send requests under Grantor's, the Administrative Agent's or a fictitious name to Grantor's customers or account debtors for verification of Accounts provided that the Administrative Agent gives the Grantor notice prior to initiating any such verifications; and

                  (iii) do all other things reasonably necessary to carry out this Agreement.

                  SECTION 15. The Administrative Agent May Perform. If Grantor fails to perform any agreement contained herein or in the Credit Agreement, the Administrative Agent may, upon three days' prior notice to the Grantor, perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by Grantor under Section 22.

                  SECTION 16. The Administrative Agent's Duties. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall not have any duty as to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, it being understood that the Administrative Agent shall be under no obligation to take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of Grantor and shall be added to the Secured Obligations.

                  SECTION 17. Remedies.

                  (a) If any Default shall have occurred and be continuing:

                  (i) The Administrative Agent shall have, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and further, the Administrative Agent may, without notice, demand or legal process of any kind (except as may be required by law), all of which Grantor waives, at any time or times, (x) enter Grantor's owned or leased premises and take physical possession of the Collateral and maintain such possession on Grantor's owned or leased premises, at no cost to the Administrative Agent or any of the Holders of Secured Obligations, or remove the Collateral, or any part thereof, to such other place(s) as the Administrative Agent may desire, (y) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or any part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to the Administrative Agent and (z) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof at public or private sale, at any exchange, broker's board or at any of the offices of the Administrative Agent or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' written notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

                  (ii) The Administrative Agent shall apply all cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral (after payment of any amounts payable to the Administrative Agent pursuant to Section 22), for the benefit of the Holders of Secured Obligations, against all or any part of the Secured Obligations in such order as may be required by the Credit Agreement or, to the extent not specified therein, as is determined by the Required Lenders. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Secured Obligations shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive such surplus;

                  (b) Grantor waives all claims, damages and demands against the Administrative Agent arising out of the repossession, retention or sale of any of the Collateral or any part or parts thereof, except any such claims, damages and awards arising out of the gross negligence or willful misconduct of the Administrative Agent or any of the Holders of Secured Obligations, as the case may be, as determined in a final non-appealable judgment of a court of competent jurisdiction; and

                  (c) The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law or equity.

                  SECTION 18. Exercise of Remedies. In connection with the exercise of its remedies pursuant to Section 17 the Administrative Agent may,
(i) exchange, enforce, waive or release any portion of the Collateral and any other security for the Secured Obligations; (ii) apply such Collateral or security and direct the order or manner of sale thereof as the Administrative Agent may, from time to time, determine; and (iii) settle, compromise, collect or otherwise liquidate any such Collateral or security in any manner following the occurrence of a Default, without affecting or impairing the Administrative Agent's right to take any other further action with respect to any Collateral or security or any part thereof.

                  SECTION 19. License. The Administrative Agent is hereby granted a license or other right to use, following the occurrence and during the continuance of a Default, without charge, (a) Grantor's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, provided that the Administrative Agent uses quality standards at least substantially equivalent to those of Grantor for the manufacture, advertising, sale and distribution of Grantor's products and services and (b) Grantor's rights under all licenses to the extent that such sub-license does not constitute a breach of Grantor's license.

                  SECTION 20. Injunctive Relief. Grantor recognizes that in the event Grantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Holders of Secured Obligations; therefore, Grantor agrees that the Holders of Secured Obligations, if the Administrative Agent so determines and requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                  SECTION 21. Interpretation and Inconsistencies; Merger.

                  (a) The rights and duties created by this Agreement shall, in all cases, be interpreted consistently with, and shall be in addition to (and not in lieu of), the rights and duties created by the Credit Agreement and the other Loan Documents. In the event that any provision of this Agreement shall be inconsistent with any provision of any other Loan Document, such provision of the other Loan Document shall govern.

                  (b) Except as provided in subsection (a) above, this Agreement represents the final agreement of the Grantor and the Administrative Agent with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Grantor and the Administrative Agent or any other Holder of Secured Obligations.

                  SECTION 22. Expenses. Grantor will upon demand pay to the Administrative Agent and/or the Holders of Secured Obligations the amount of any and all reasonable expenses, including the reasonable fees and disbursements of their counsel and of any experts and agents, as provided in Section 10.7 of the Credit Agreement.

                  SECTION 23. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 24. Notices. All notices and other communications provided for hereunder shall be delivered in the manner set forth in Section 14,1 of the Credit Agreement.

                  SECTION 25. Continuing Security Interest; Termination.

                  (a) Except as provided in Section 25(b), this Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the later of the payment or satisfaction in full of the Obligations (other than contingent indemnity obligations) and the termination of the Credit Agreement, (ii) be binding upon Grantor, its successors and assigns and (iii) except to the extent that the rights of any transferor or assignor are limited by the terms of the Credit Agreement, inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and any of the Holders of Secured Obligations. Nothing set forth herein or in any other Loan Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any other Loan Document or any Collateral. Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor.

                  (b) Upon the payment in full in cash of the Obligations (other than contingent indemnity obligations) and the termination of the Credit Agreement, this Agreement and the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination of security interest, Grantor shall be entitled to the return, upon its request and at its expense, of such of the Collateral held by the Administrative Agent as shall not have been sold or otherwise applied pursuant to the terms hereof and the Administrative Agent will, at Grantor's expense, execute and deliver to Grantor such other documents as Grantor shall reasonably request to evidence such termination. In connection with any sales of assets permitted under the Credit Agreement, the Administrative Agent will release and terminate the liens and security interests granted under this Agreement with respect to such assets.

                  SECTION 26. Severability; No Strict Construction.

                  (a) It is the parties' intention that this Agreement be interpreted in such a way that it is valid and effective under applicable law. However, if one or more of the provisions of this Agreement shall for any reason be found to be invalid or unenforceable, the remaining provisions of this Agreement shall be unimpaired.

                  (b) The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden or proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

                  SECTION 27. GOVERNING LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS AGREEMENT, ON BEHALF OF ITSELF AND THE HOLDERS OF SECURED OBLIGATIONS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS. WITHOUT LIMITING THE FOREGOING, ANY DISPUTE BETWEEN THE GRANTOR AND THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

                  SECTION 28. CONSENT TO JURISDICTION SERVICE OF PROCESS; JURY TRIAL.

                  (A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION
(B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

                  (B) OTHER JURISDICTIONS. GRANTOR AGREES THAT THE ADMINISTRATIVE AGENT, ANY OTHER LENDER OR ANY HOLDER OF SECURED OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST GRANTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER THE GRANTOR OR (2) REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. GRANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT UNDER THIS CLAUSE (B) BY SUCH PERSON TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON ALL OF WHICH PERMISSIVE COUNTERCLAIMS MAY BE BROUGHT ONLY IN THE JURISDICTION SET FORTH IN CLAUSE (A) ABOVE. GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN TIES SUBSECTION (B).

                  (C) SERVICE OF PROCESS: VENUE. GRANTOR WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT AND, AS ADDITIONAL SECURITY FOR THE SECURED OBLIGATIONS, IRREVOCABLY APPOINTS CT CORPORATION SYSTEM, 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604 AS GRANTOR'S AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS ISSUED BY ANY COURT. GRANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

                  (D) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  (E) WAIVER OF BOND. GRANTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ANY PARTY HERETO IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT.

                  (F) ADVICE OF COUNSEL. GRANTOR REPRESENTS TO THE ADMINISTRATIVE AGENT THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 28, WITH ITS COUNSEL, THAT IT BELIEVES THAT IF FULLY UNDERSTANDS ALL RIGHTS THAT IT IS WAIVING AND THE EFFECT OF SUCH WAIVERS, THAT IT ASSUMES THE RISK OF ANY MISUNDERSTANDING THAT IT AMY HAVE REGARDING ANY OF THE FOREGOING, AND THAT IT INTENDS THAT SUCH WAIVERS SHALL BE A MATERIAL INDUCEMENT TO THE ADMINISTRATIVE AGENT AND THE HOLDERS OF SECURED OBLIGATIONS TO EXTEND THE INDEBTEDNESS SECURED HEREBY.

                  SECTION 29. Direct and Primary Security. The lien and security interest herein created and provided for stand as direct and primary security for the Secured Obligations. No application of any sums received by the Administrative Agent in respect of the Collateral or any disposition thereof to the reduction of the Secured Obligations or any part thereof shall in any manner entitle the Grantor to any right, title or interest in or to the Secured Obligations or any collateral or security therefor, whether by subrogation or otherwise, unless and until all Secured Obligations have been fully paid and satisfied and the Commitments of the Lenders to extend credit to or for the account of the Borrowers shall have terminated. The Grantor acknowledges that the lien and security interest hereby created and provided are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Administrative Agent or any Holder of Secured Obligations, and without limiting the foregoing, the lien and security interest hereof shall not be impaired by any acceptance by the Lenders or any Holder of Secured Obligations or by any failure, neglect or omission, on the part of the Administrative Agent or any Holder of Secured Obligations to realize upon or protect any of the Secured Obligations or any collateral or security therefor. The lien and security interest hereof shall not in any manner be impaired or affected by (and the Administrative Agent, without notice to anyone, is hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Secured Obligations or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. The Lenders may at any time grant credit to the Borrowers without notice to the Grantor in such amounts and on such terms as the Lenders may elect (all of such to constitute additional Secured Obligations hereby secured) without in any manner impairing the lien and security interest created and provided for herein. In order to realize hereon and to exercise the rights granted to the Administrative Agent and the Holders of Secured Obligations hereunder, there shall be no obligation on the part of the Administrative Agent or any Holder of Secured Obligations at any time to first resort for payment to the Borrowers or to any guaranty of the Secured Obligations or any portion thereof or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and the Administrative Agent shall have the right to enforce this Agreement irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending. Notwithstanding anything in this Agreement to the contrary, the right of recover against the Grantor under this Agreement shall at no time exceed the difference between the amount which would render this Agreement void or voidable under applicable law less $1.00.

                  IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                      BRIGHTPOINT NORTH AMERICA L.P.

                      By:  Brightpoint North America, Inc., its general partner


                           By:      /s/ Steven E. Fivel
                                    -------------------
                                      Steven E. Fivel, Vice President and
                                      Secretary


                      BANK ONE, INDIANA, NATIONAL ASSOCIATION, as
                      ADMINISTRATIVE AGENT

                           By:      /s/ Rahul Sawhney
                                   -----------------
                                   Name:  Rahul Sawhney
                                   Title:  Vice President

                                    EXHIBIT A
                                       To
                               Security Agreement


                           Form of Landlord Agreement

To:      Bank One, Indiana, National Association
           as Administrative Agent
         Corporate Banking
         One Indiana Square
         Suite IN1-7028
         Indianapolis, IN 46266
         Attention:  William Herrick

                  Brightpoint North America L.P., a Delaware limited partnership ("Company"), is the lessee under a lease between Company and [_____________________________________] (the "Lessor") covering the premises located at [_____________________________________] (the "Premises") as more fully described in the lease attached hereto as Exhibit A and as modified by any amendments, if any, attached thereto (collectively, the "Lease"). The Lessor is the sole owner of the Premises. Company has certain of its assets located on the Premises.

                  Brightpoint, Inc., of which Company is a wholly owned subsidiary, has entered into certain financing arrangements with a group of lenders ("Lenders") including Bank One, Indiana, National Association, as contractual representative for the Lenders (the "Administrative Agent") and, as a condition to such arrangements, the Administrative Agent and Lenders require, among other things, that Company grant liens in favor of the Administrative Agent for the benefit of the Administrative Agent and Lenders on all of Company's personal property located on the Premises ("Collateral").

                  In order to induce the Administrative Agent and Lenders (together with their respective agents, successors and assigns) to enter into said financing arrangements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby certifies and agrees that:

                  (i) the Lease is in full force and effect, and in the form attached hereto as Exhibit A, represents the full and complete agreement between Company and the undersigned concerning the Premises and the Lease shall not be amended or modified in any material respect without the Administrative Agent's prior written consent, which consent shall not be unreasonably withheld;

                  (ii) Company is not in default under the Lease, nor, to the undersigned's knowledge, are there any events or conditions which, by the passage of time or giving of notice or both, would constitute a default thereunder by Company;

                  (iii) the undersigned will not assert against any of Company's assets any statutory or possessory liens, including, without limitation, rights of levy or distraint for rent, all of which it hereby waives and hereby subordinates to the lien of the Leasehold Mortgage;

                  (iv) the undersigned is not aware of any dispute, action, suit, condemnation proceeding, claim, or right of setoff pending or threatened with respect to the Lease or the Premises;

                  (v) none of the Collateral located on the Premises shall be deemed to be fixtures;

                  (vi) the undersigned will notify the Administrative Agent if Company defaults on its lease obligations to the undersigned and allow the Administrative Agent thirty (30) days from the Administrative Agent's receipt of notice in which to cure or cause Company to cure any such defaults. If such default cannot reasonably be cured within the thirty (30) day period, and provided the Administrative Agent is diligently pursuing a cure, then the Administrative Agent shall have a reasonable period to cure such default;

                  (vii) The undersigned shall accept performance by the Administrative Agent of the Company's obligations under the Lease as though the same had been performed by the holder of the Company's interest therein at the time of such performance. Upon the cure of any such default, any notice of Landlord advising of any default or any action of the undersigned to terminate the Lease or to interfere with the occupancy, use or enjoyment of the Premises by reason thereof, which action has not been completed, shall be deemed rescinded and the Lease shall continue in full force and effect. The undersigned shall not be required to continue any possession or continue any action to obtain possession upon the cure of any such default;

                  (viii) if, for any reason whatsoever, the undersigned either deems itself entitled to redeem or to take possession of the Premises during the term of Company's lease or intends to sell or otherwise transfer all or any part of its interest in the Premises, the undersigned will notify the Administrative Agent five (5) days before taking such action;

                  (ix) if Company defaults on its obligations to the Administrative Agent or any Lender and, as a result, the Administrative Agent undertakes to enforce its security interest in the Collateral, the undersigned will cooperate with the Administrative Agent in its efforts to assemble all of the Collateral located on the Premises, will permit the Administrative Agent to remain on the Premises for ninety
         (90) days after the Administrative Agent gives the undersigned notice of the default, provided the Administrative Agent pays the rental payments due under the Lease for the period of time the Administrative Agent uses the Premises, or, at the Administrative Agent's option, to remove the Collateral from the Premises within a reasonable time, not to exceed ninety (90) days after the Administrative Agent gives the undersigned notice of the default, provided the Administrative Agent pays the rental payments due under the Lease for the period of time the Administrative Agent uses the Premises, and will not hinder the Administrative Agent's actions in enforcing its liens on the Collateral;

                  (x) if Company defaults on its obligations to the Lenders and the Administrative Agent undertakes to enforce its security interest in the Collateral [and/or to foreclose on Company's leasehold estate pursuant to the Leasehold Mortgage], the Administrative Agent may, at its option and by written notice to the undersigned, (1) lease the Premises from the undersigned on the same terms as set forth in the Lease and exercise the other rights as lessee thereunder as described therein and/or (2) assign the Lease and/or the attornment rights hereunder to, or enter into a sublease with, a purchaser of the Collateral which purchaser is reasonably acceptable to the undersigned, and the undersigned shall cooperate with any such enforcement action or foreclosure and consent to the assumption of the Lease, the sublet of the Premises or foreclosure sale of the leasehold estate; and

                  (xi) in the event that Company shall become a debtor under the Federal Bankruptcy Code and, in connection therewith, Company shall reject the Lease as an executory contract, then within thirty (30) days following such rejection, upon the written request by the Administrative Agent, the undersigned shall enter into a new lease of the Premises with the Administrative Agent or its designee (who shall be reasonably acceptable to the undersigned), for the benefit of the Lenders which new lease (1) shall be effective as of the date of the termination of the Lease, (2) shall be for a term expiring as of the last day of the term of the Lease, and (3) shall be on substantially the same terms and conditions as the Lease (including any provisions for renewal or extension of the term of the Lease); provided that the Lender or such designee, as the case may be, shall be required, as a condition to the effectiveness of such new lease, to pay the Lessor any amount equal to any rent remaining unpaid by Company under the Lease.

[The undersigned consents to the granting of the Leasehold Mortgage to the Administrative Agent and to the liens, security interests and encumbrances created by and resulting from the Leasehold Mortgage or other documents collateral thereto in the form attached hereto as Exhibit B.]

                  Any notice(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein.

                  The agreements contained herein shall continue in force until the earlier of (i) the expiration date of the Lease (provided no provision is made for the extension or renewal of the Lease) or (ii) the date on which all of Company's obligations and liabilities to the Administrative Agent and Lenders are paid and satisfied in full and all financing arrangements between the Administrative Agent, Lenders and Company have been terminated.

                                      -3-

                  The Lessor will notify all successor owners, transferees, purchasers and mortgagees of the existence of this waiver. This waiver may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the Lessor, upon any successor owner or transferee of the Premises, and upon any purchasers, including any mortgagee, from the Lessor.

                  THE LESSOR AGREES THAT NOTHING CONTAINED IN THIS WAIVER SHALL BE CONSTRUED AS AN ASSUMPTION BY THE ADMINISTRATIVE AGENT OR ANY OF THE OTHER LENDERS OF ANY OBLIGATIONS OF COMPANY CONTAINED IN THE LEASE.

                  THIS WAIVER SHALL NOT IMPAIR OR OTHERWISE AFFECT COMPANY'S OBLIGATIONS TO PAY RENT AND ANY OTHER SUMS PAYABLE BY COMPANY OR TO OTHERWISE PERFORM ITS OBLIGATIONS TO THE LESSOR PURSUANT TO THE TERMS OF THE LEASE.

                 Executed and delivered this _____ day of _______________, ____, at _____________________________________, __________________________________.

                                      [Name of Lessor]


                                      By:      _________________________________
                                      Title:   _________________________________

                                      Address:
                                               _________________________________
                                               _________________________________
                                               _________________________________

AGREED &ACKNOWLEDGED:

BRIGHTPOINT NORTH AMERICA L.P.


By:      ___________________________________________
Title:   ___________________________________________

Address:
         501 Airtech Parkway
         Plainfield, Indiana  46168

                           ACKNOWLEDGMENT (CORPORATE)

STATE OF ___________       )
                           ) SS.
COUNTY OF _________        )


                  Before me, a Notary Public in and for said County, personally appeared ______________________________, a _____________________ corporation, by the ___________________ of such corporation, who acknowledged that (s)he did sign the foregoing instrument on behalf of said corporation and that said instrument is the voluntary act and deed of said corporation and his/her voluntary act and deed as such officer of said corporation.

                  IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this _____ day of _______________, ____ at ___________________________, __________________.


                                    --------------------------------------------
                                    Printed: ___________________________________
                                    Notary Public
My Commission Expires:
---------------------
My county of residence:
---------------------

(Notarial Seal)

                           ACKNOWLEDGMENT (CORPORATE)


STATE OF ___________       )
                           ) SS.
COUNTY OF _________        )

                  Before me, a Notary Public in and for said County, personally appeared Brightpoint North America, Inc., a Delaware corporation, by the __________________ of such corporation, who acknowledged that (s)he did sign the foregoing instrument on behalf of said corporation and that said instrument is the voluntary act and deed of said corporation and his/her voluntary act and deed as such officer of said corporation.

                  IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this _____ day of _______________, ____ at ___________________________, __________________.


                                    --------------------------------------------
                                    Printed: ___________________________________
                                    Notary Public
My Commission Expires:
---------------------
My county of residence:
---------------------

(Notarial Seal)

                                    EXHIBIT B
                                       TO
                               SECURITY AGREEMENT


                Form of Bailee, Consignee and Warehouseman Letter



To:      Bank One, Indiana, National Association
           as Administrative Agent
         Corporate Banking
         One Indiana Square
         Suite IN1-7028
         Indianapolis, IN 46266
         Attention:  William Herrick

Ladies and Gentlemen:

                  Brightpoint North America, Inc., an Indiana corporation ("Company"), now does or hereafter may deliver certain of its merchandise, inventory, or other of its personal property at premises located at __________________________________________________ (the "Premises") owned or leased by the undersigned for processing, storage, consignment or for the redirection of shipment.

                  Brightpoint, Inc., of which Company is a wholly owned subsidiary, has entered into certain financing arrangements with a group of lenders ("Lenders") including Bank One, Indiana, National Association, as contractual representative for the Lenders (the "Administrative Agent") and, as a condition to such arrangements, the Administrative Agent and Lenders require, among other things, that Company grant liens in favor of the Administrative Agent for the benefit of the Administrative Agent and Lenders on all of Company's personal property located on the Premises ("Collateral").

                  To induce the Administrative Agent and the Lenders (together with their respective agents, successors and assigns) to enter into said financing arrangements, and for other good and valuable consideration, the undersigned hereby agrees that:

                  (i) it will not assert against any of Company's assets any statutory or possessory liens, including, without limitation, rights of levy or distraint for rent, all of which it hereby waives;

                  (ii) the Collateral shall be identifiable as being owned by Company and kept reasonably separate and distinct from other property in the possession of the undersigned;

                  (iii) none of the Collateral located on the Premises shall be deemed to be fixtures; and

                  (iv) if Company defaults on its obligations to the Lenders or the Administrative Agent and, as a result, the Administrative Agent undertakes to enforce its security interest in the Collateral, the undersigned (a) will cooperate with the Administrative Agent in its efforts to assemble all of the Collateral located on the Premises, (b) will permit the Administrative Agent to either remain on the Premises for ninety (90) days after the Administrative Agent gives the undersigned notice of default or, at the Administrative Agent's option, to remove the Collateral from the Premises within a reasonable time, not to exceed ninety (90) days after the Administrative Agent gives the undersigned notice of default, provided in either instance that the Administrative Agent leaves the Premises in the same condition as existed immediately prior to such ninety (90) day period, and the Administrative Agent shall indemnify the undersigned for any damages arising solely out of its occupancy of the Premises, and (c) will not hinder the Administrative Agent's actions in enforcing its liens on the Collateral.

                  Any notice(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein.

                  The agreements contained herein shall continue in force until all of Company's obligations and liabilities to the Administrative Agent and Lenders are paid and satisfied in full and all financing arrangements among the Administrative Agent, the Lenders and Company have been terminated.

                  The undersigned will notify all successor owners, transferees, purchasers and mortgagees of the existence of this agreement. The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, upon any successor owner or transferee of any of the Premises, and upon any purchasers, including any mortgagee, from the undersigned.

                  Executed and delivered this _____ day of _______________, ____, at _______________________________.

                                        Name and Address of Bailee, Consignee or
                                        Warehouseman

                                        (By)     _______________________________

                                   SCHEDULE 1
                                       TO
                               SECURITY AGREEMENT


                                  Pledged Debt:

1.  None

                                   SCHEDULE 2
                                       TO
                               SECURITY AGREEMENT


                            Locations of Collateral:

                         (for Owned or Leased Locations)

1.       501 Airtech Parkway
         Plainfield, Indiana  46168

2.       5360 Capital Court
         Reno, Nevada  89502

                                  SCHEDULE 2-A
                                       TO
                               SECURITY AGREEMENT


                             Third Party Locations:


       Corporate Name and                    Collateral                     Description               Maximum
     Address of Third Party                    Address                    of Relationship              Amount

None

                                  SCHEDULE 2-B
                                       TO
                               SECURITY AGREEMENT


                      Financing Statement Filing Locations:

1.       Indiana Secretary of State
         Business Services
         302 W. Washington, Room E-018
         Indianapolis, Indiana  46204
         (317) 232-6576

2.       Nevada Secretary of State
         UCC Division
         Secretary of State - Annex Office
         202 N. Carson Street
         Carson City, Nevada  89701-4271
         (775) 684-5708

                                   SCHEDULE 3
                                       TO
                               SECURITY AGREEMENT


                                  Trade Names:

Brightpoint North America